This prospectus sets forth concisely the information about Scudder Value Fund, a series of Scudder Equity Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a combined Statement of Additional Information dated February 1, 1997, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 4.


Scudder
Value
Fund


Prospectus
February 1, 1997


As Revised
April 17, 1997



A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital through investment in undervalued equity securities.

 Expense information

 How to compare a Scudder pure no-load(TM) fund


 This information is designed to help you understand the various costs and expenses of investing in Scudder Value Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)             NONE
     Commissions to reinvest dividends                             NONE
     Redemption fees                                               NONE*
     Fees to exchange shares                                       NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended September 30, 1996.


     Investment management fee (after waiver)                      0.64%**
     12b-1 fees                                                    NONE
     Other expenses                                                0.61%
                                                                   ----
     Total Fund operating expenses                                 1.25%**
                                                                   ====


 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

           1 Year           3 Years         5 Years          10 Years
           ------           -------         -------          --------
             $13              $40             $69              $151

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 ** Until July 31, 1997, the Adviser has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.25% of average daily net assets. If the Adviser had not agreed to waive a portion of its fee, Fund expenses would have been: investment management fee 0.70%, other expenses 0.61% and total operating expenses 1.31% for the fiscal year ended September 30, 1996.

 Financial highlights

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

 If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated September 30, 1996 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                                                                                              FOR THE PERIOD
                                                                                                               DECEMBER 31,
                                                                                                                   1992
                                                                                                              (COMMENCEMENT
                                                                            YEARS ENDED SEPTEMBER 30,        OF OPERATIONS) TO
                                                                                                               SEPTEMBER 30,
                                                                       1996           1995           1994           1993
===============================================================================================================================
                                                                  -------------------------------------------------------------
Net asset value, beginning of period .............................    $15.87         $13.08         $13.38         $12.00
                                                                  -------------------------------------------------------------
Income from investment operations:
Net investment income ............................................       .21            .18            .13            .10
Net realized and unrealized gain on investments ..................      2.40           2.86            .11           1.28
                                                                  -------------------------------------------------------------
Total from investment operations .................................      2.61           3.04            .24           1.38
                                                                  -------------------------------------------------------------
Less distributions from:
Net investment income ............................................      (.04)          (.12)          (.11)            --
Net realized gains on investment transactions ....................      (.92)          (.13)          (.43)            --
                                                                  -------------------------------------------------------------
Total distributions ..............................................      (.96)          (.25)          (.54)            --
                                                                  -------------------------------------------------------------

                                                                  -------------------------------------------------------------
Net asset value, end of period ...................................    $17.52         $15.87         $13.08         $13.38
                                                                  -------------------------------------------------------------
===============================================================================================================================
TOTAL RETURN (%) (b) .............................................     17.18          23.62           1.88          11.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...........................        89             68             35             29
Ratio of operating expenses, net to average daily net
  assets (%) .....................................................      1.25           1.25           1.25           1.25*
Ratio of operating expenses before expense reductions,
  to average daily net assets (%) ................................      1.31           1.44           1.61           2.16*
Ratio of net investment income to average daily net
  assets (%) .....................................................      1.34           1.57           1.16           1.56*
Portfolio turnover rate (%) ......................................      90.8           98.2           74.6           60.8*
Average commission rate paid (a) .................................    $.0577         $   --         $   --         $   --


(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after September 1, 1995.

(b) Total return is higher due to maintenance of the Fund's expenses.

*   Annualized

**  Not annualized


A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                           /s/Daniel Pierce

 Scudder Value Fund

Investment objective

o long-term growth of capital through investment in undervalued equity securities

Investment characteristics

o a portfolio composed primarily of equity securities that are considered undervalued relative to current and estimated future earnings and dividends

o a highly disciplined investment management process incorporating both traditional fundamental research and modern quantitative techniques

o    a focus on medium- to large-sized companies

o    daily liquidity at current net asset value


  Contents


Investment objective and policies                                5
Why invest in the Fund?                                          6
Additional information about policies and investments            6
Distribution and performance information                        10
Fund organization                                               10
Transaction information                                         11
Purchases                                                       12
Exchanges and redemptions                                       13
Shareholder benefits                                            17
Trustees and Officers                                           20
Investment products and services                                21
How to contact Scudder                                          22

Investment objective and policies

Scudder Value Fund (the "Fund"), a diversified series of Scudder Equity Trust, seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests in the securities of companies that, in the opinion of its investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Price Index.

The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund invests primarily in the equity securities of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million. The Adviser uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including the Adviser's analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time, and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action, and technological change.

The current share price or other valuation measures of these companies may not reflect their business potential because investors may perform incomplete analyses, have limited time horizons, or allow emotions to influence their investment decisions. Other similar factors can also influence short-term market behavior. The Adviser's quantitative approach is designed to help avoid these pitfalls.

While a broad range of investments are considered, only those that, in the Adviser's opinion, are selling at comparatively large discounts to intrinsic value will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

While the Fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to domestic investments. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities and may enter into repurchase agreements. In addition, the Fund may engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions.

Why invest in the Fund?

Scudder Value Fund provides investors with convenient, low-cost access to a diversified portfolio of stocks believed to be undervalued by the Adviser. The Fund invests predominantly in the equity securities of financially sound U.S. companies. These companies tend to have below-market price-earnings ratios yet, in the opinion of the Adviser, will reward investors with above-average appreciation over time.

The Fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. The Adviser's proprietary computer-based valuation model was developed and tested over several years before being first implemented in 1987. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the Adviser's independent equity research effort for estimates of future earnings and dividend growth and proprietary quality ratings. The Adviser maintains one of the largest equity research departments in the industry and has done so for more than 60 years. The Adviser oversees in excess of $400 million in institutional assets using this price-sensitive approach.

The Fund is appropriate for investors who understand the risks of stock market investing. Although the Fund emphasizes securities of companies the Adviser believes are undervalued, movements of the stock market will affect the Fund's share price.

While the Fund may invest in a broad range of industries, it is not, by itself, a complete investment program. Nonetheless, it can serve as a core component of an investment program that includes money market, bond and specialized equity investments. Moreover, growth portfolios and value portfolios generally do not move in tandem, so adding the Fund to your portfolio of growth stocks or growth mutual funds should increase diversification and reduce investment risk.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.


Additional information about policies and investments

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to maintain the portfolio's diversity and reduce investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's combined Statement of Additional Information.

Common stocks

Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Debt securities

Consistent with the Fund's investment objective of long-term capital growth, the Fund may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, of equivalent quality as determined by the Adviser. The Fund may also purchase debt securities which are rated below investment-grade. Capital appreciation in such debt securities may arise from a favorable change in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from debt securities is incidental to the Fund's objective of long-term growth of capital. (See "Risk factors.")

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

Convertible securities

The Fund may invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

Foreign securities

While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Debt securities. The Fund may invest up to 20% of its net assets in debt securities, including securities which are rated below investment-grade or, if unrated, are considered by the Adviser to be equivalent to below investment-grade debt securities (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P, which may be in default with respect to payment of principal or interest. Also, longer-maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Zero coupon bonds, which do not pay interest until maturity, and pay-in-kind securities, which pay interest in the form of additional securities, may be more speculative than debt securities which pay income periodically in cash.

Repurchase agreements. If a seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs including a decline in value of the securities before being able to sell the securities.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Illiquid or restricted investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Foreign securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's combined Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of federal excise tax, although an additional distribution may be made if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information about the amount and type of its distributions to shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year and the life of the Fund, as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


Fund organization

Scudder Value Fund is a diversified series of Scudder Equity Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust's predecessor was organized as a Delaware corporation in May 1966. The Trust was reorganized as a Massachusetts business trust in October 1985.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage its daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.


The Fund pays the Adviser an annual fee of 0.70% of the Fund's average daily net assets. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.25% of the average daily net assets of the Fund until July 31, 1997. For the fiscal year ended September 30, 1996, the Adviser took action to reduce the Fund's total expenses and as a result received an investment management fee of 0.64% of the Fund's average daily net assets.


The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.


All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. is located at 345 Park Avenue, New York,
New York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a

(Continued on page 14)

  Purchases


 Opening             Minimum initial investment: $2,500; IRAs $1,000
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."                                 by regular mail to:       or          by express, registered,
                                                                                       or certified mail to:

                                                 The Scudder Funds                     Scudder Shareholder
                                                 P.O. Box 2291                         Service Center
                                                 Boston, MA                            42 Longwater Drive
                                                 02107-2291                            Norwell, MA
                                                                                       02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.

 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete
 Scudder Funds."                             Fund name, to the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional
                                             investment in your Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis
                        Investment Plan      through automatic deductions from your bank checking
                        ($50 minimum)        account. Please call 1-800-225-5163 for more information and an enrollment form.

Exchanges and redemptions


 Exchanging         Minimum investments: $2,500 to establish a new account; $100 to exchange among
 shares             existing accounts

                    o By Telephone           To speak with a service representative, call 1-800-225-5163 from
                                             8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                             Information Line, call 1-800-343-2890 (24 hours a day).

                    o By Mail                Print or type your instructions and include:
                     or Fax                   -   the name of the Fund and the account number you are exchanging from;
                                              -   your name(s) and address as they appear on your account;
                                              -   the dollar amount or number of shares you wish to exchange;
                                              -   the name of the Fund you are exchanging into;
                                              -   your signature(s) as it appears on your account; and
                                              -   a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:    or     by express, registered,    or  by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder        1-800-821-6234
                                      P.O. Box 2291                 Service Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612

 -----------------------------------------------------------------------------------------------------------------------
 Redeeming         o By Telephone     To speak with a service representative, call 1-800-225-5163 from
 shares                               8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        - the name of the Fund and account number you are redeeming from;
                                        - your name(s) and address as they appear on your account;
                                        - the dollar amount or number of shares you wish to redeem;
                                        - your signature(s) as it appears on your account; and
                                        - a daytime telephone number.

                                      A signature guarantee is required for redemptions over $100,000. See
                                      Transaction information--Redeeming shares.

                   o By Automatic     You may arrange to receive automatic cash payments periodically.
                     Withdrawal       Call 1-800-225-5163 for more information and an enrollment form.
                     Plan

(Continued from page 11)

Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,
--   the account number of the fund, and
--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Fund's transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to reject purchases of Fund shares (including exchanges) for any reason, including when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Trustees. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established.

Shareholders who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an automatic investment plan, will be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions--Other information" in the Fund's Statement of Additional Information for more information.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Donald E. Hall has had responsibility for the Fund's day-to-day management since its inception in 1992. Mr. Hall, who has 14 years of experience in the value style of investing, joined Scudder in 1982. William J. Wallace, Portfolio Manager, has been a member of the Fund's team since 1992 and has 16 years of investment experience.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, New York and San Francisco.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

   o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

   o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

   o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

   o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

   o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

   o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers

Daniel Pierce*
    President and Trustee

Paul Bancroft III
    Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
    Trustee; Consultant

Thomas J. Devine
    Trustee; Consultant

Keith R. Fox
    Trustee; President, Exeter Capital
    Management Corporation

Dudley H. Ladd*
    Trustee

David S. Lee*
    Vice President and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Kathryn L. Quirk*
    Trustee, Vice President and
    Assistant Secretary

Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of
    Accounting, Columbia University Graduate School of Business

Robert W. Lear
    Honorary Trustee; Executive-in-Residence,
    Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Trustee; Chairman of the Board
    and Director, Kirby Corporation

Donald E. Hall*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Kathleen T. Millard*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer


*Scudder, Stevens & Clark, Inc.

Investment products and services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust


Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*


Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited
    Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*


U. S. Income
------------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund


Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund


Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio


U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund


U.S. Growth
-----------

  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Quality Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund


Global Growth
-------------

  Worldwide
    Scudder Global Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund


Retirement Programs
-------------------
  IRA
  SEP IRA
  SIMPLE IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)


Closed-End Funds#
--------------------------------------------------------------------------------

  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

How to contact Scudder

Account Service and Information:

         For existing account service and transactions

                  Scudder Investor Relations -- 1-800-225-5163

         For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                Scudder Electronic Account Services -- http://funds.scudder.com

         For personalized information about your Scudder accounts, exchanges and redemptions

                Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

         For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                Scudder Investor Relations -- 1-800-225-2470
                                              Investor_Relations@scudder.com

                Scudder's World Wide Web Site -- http://funds.scudder.com

         For establishing 401(k) and 403(b) plans

                Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

         To receive information about this discount brokerage service and to obtain an application

                Scudder Brokerage Services** -- 1-800-700-0820

Please address all correspondence to:

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center:

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

           Boca Raton       Chicago           San Francisco
           Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

** Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC.